UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	3/31
Date of reporting period:	03/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus High Yield Strategies Fund

ANNUAL REPORT March 31, 2017

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period with a sustained rebound from previous weakness when global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. The unexpected outcome of U.S. elections in early November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies, enabling most broad measures of stock market performance to post double-digit returns for the full year.

In the bond market, yields of high-quality government bonds moved lower over the first half of the reporting period due to robust investor demand for current income, but yields subsequently surged higher in response to two short-term rate hikes and amid expectations of higher longer-term interest rates. In contrast, lower rated corporate-backed bonds generally fared well in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

April 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from April 1, 2016 through March 31, 2017, as provided by Chris Barris, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended March 31, 2017, Dreyfus High Yield Strategies Fund produced a total return of 20.17% (on a net-asset-value basis) and provided aggregate income dividends of $0.323 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 16.87% for the same period.2

High yield bonds gained a substantial degree of value over the reporting period due to stabilizing commodity prices and optimism regarding potential changes to U.S. fiscal, tax, and regulatory policies. Favorable results from our sector allocation and security selection strategies enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating rate loans.

Improving Business Conditions Supported Riskier Assets

High yield bonds began the reporting period on a positive note as market sentiment improved amid rebounding commodity prices, improved economic data, and better-than-expected corporate earnings. Income-oriented investors reached for the competitive yields of lower-rated bonds in a low-interest-rate environment, driving prices of corporate-backed securities higher.

The market rally generally persisted through the summer of 2016 in response to further improvements in economic data, but investors soon began to anticipate that the Federal Reserve Board would raise short-term interest rates, as indeed it did in December 2016 and March 2017. The long-awaited rate hikes sent the overnight federal funds rate higher by 50 basis points to between 0.75% and 1.00%.

High yield bond prices moderated in October as political uncertainty intensified in advance of U.S. elections. After the election, corporate bonds rallied in anticipation of changes in U.S. fiscal, tax, and regulatory policies. Investors generally viewed the new president’s proposals as likely to increase economic growth and inflation, which historically have been considered positive for lower-rated corporate securities that tend to be more sensitive to their issuers’ underlying business fundamentals. The rally paused in March, when investors began to recognize that more business-friendly policies would take time, political capital, and support from Congress to enact.

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation and Selection Strategies Bolstered Relative Results

The fund’s performance compared to the Index benefited during the reporting period from our sector allocation strategy. Underweighted exposure to bonds backed by retailers and leisure companies proved favorable when both sectors lagged market averages. Retailers were hurt by intensifying competition from online sellers, and the lower-yielding securities from leisure companies generally fell out of favor among investors. The fund further benefited from strong security selections in the telecom, packaging, and gaming industry groups, which were led by high yield credits such as Sprint Communications, BWAY Holding, and Scientific Games International. The fund’s relatively short duration also helped support relative performance, as did our focus on bonds with higher coupon rates.

On a more negative note, laggards included underweighted positions in bonds from commodities-related industry groups, such as the energy and materials sectors. These areas had exhibited pronounced weakness in the months prior to the start of the reporting period, when plunging commodity prices forced several companies to declare bankruptcy. These credits later rallied strongly as commodity prices climbed and stabilized, but their advance was led by distressed bonds that did not meet our investment criteria. Relative performance also was constrained to a degree by overweighted exposure to high yield bonds backed by health care companies, home builders, and providers of building materials.

Adopting a More Constructive Investment Posture

Although we currently expect U.S. fixed-income securities to encounter bouts of heightened volatility as interest rates rise and political conditions evolve in the months ahead, we remain optimistic that U.S. government reforms will help stimulate greater economic growth, higher corporate earnings, and lower high yield default rates.

Therefore, we have adopted a more constructive investment posture, including increased exposure to energy companies with sound underlying fundamentals. We also have maintained an emphasis on bonds with B and CCC credit ratings, including those issued on behalf of companies in the packaging, services, and telecommunications sectors. In contrast, we have shied away from positions in lower-yielding bonds and companies with questionable credit fundamentals, resulting in underweighted exposure to the retail, leisure, media, and utilities sectors.

April 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

SELECTED INFORMATION

March 31, 2017 (Unaudited)

Market Price per share March 31, 2017			$3.39
Shares Outstanding March 31, 2017			72,707,688
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2017
	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016	Quarter Ended December 31, 2016	Quarter Ended March 31, 2017
High	$3.38	$3.57	$3.42	$3.47
Low	3.11	3.30	3.09	3.29
Close	3.32	3.42	3.36	3.39
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2017				103.51%
April 1, 2007 through March 31, 2017				126.94
April 1, 2012 through March 31, 2017				20.09
April 1, 2016 through March 31, 2017				19.23
July 1, 2016 through March 31, 2017				9.54
October 1, 2016 through March 31, 2017				3.93
January 1, 2017 through March 31, 2017				2.47

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2016				3.26
June 30, 2016				3.35
September 30, 2016				3.49
December 31, 2016				3.48
March 31, 2017				3.56
PERCENTAGE (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2017				113.64%
April 1, 2007 through March 31, 2017				116.53
April 1, 2012 through March 31, 2017				50.31
April 1, 2016 through March 31, 2017				20.17
July 1, 2016 through March 31, 2017				13.96
October 1, 2016 through March 31, 2017				6.91
January 1, 2017 through March 31, 2017				3.86

† With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2017

Bonds and Notes - 142.5%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Casinos - 6.3%
Eldorado Resorts, Gtd. Notes		7.00	8/1/23	725,000	[b]	780,281
International Game Technology, Sr. Scd. Notes		6.50	2/15/25	515,000	[b,c]	551,050
MGM Resorts International, Gtd. Notes		11.38	3/1/18	6,310,000	[b]	6,830,575
MGM Resorts International, Gtd. Notes		7.75	3/15/22	740,000	[b]	855,163
Scientific Games International, Gtd. Notes		10.00	12/1/22	4,915,000	[b]	5,259,050
TVL Finance, Sr. Scd. Notes	GBP	8.50	5/15/23	1,555,000	[c]	2,142,251
					16,418,370
Consumer Discretionary - 16.8%
American Axle & MFG, Gtd. Notes		6.25	4/1/25	1,145,000	[b,c]	1,149,294
Aston Martin Capital Holding, Sr. Scd. Notes		6.50	4/15/22	950,000	[c]	955,938
Beacon Roofing Supply, Gtd. Notes		6.38	10/1/23	805,000	[b]	861,350
Beazer Homes USA, Gtd. Notes		8.75	3/15/22	1,100,000	[b,c]	1,207,250
Cablevision Systems, Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[b]	2,751,906
CalAtlantic Group, Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,166,750
CBS Radio, Sr. Unscd. Notes		7.25	11/1/24	970,000	[b,c]	1,020,925
CCO Holdings, Sr. Unscd. Notes		5.75	2/15/26	320,000	[b,c]	336,800
Cequel Communications Holdings I, Sr. Unscd. Notes		6.38	9/15/20	1,690,000	[b,c]	1,742,812
ClubCorp Club Operations, Gtd. Notes		8.25	12/15/23	2,460,000	[b,c]	2,687,550
DriveTime Automotive Group, Sr. Scd. Notes		8.00	6/1/21	2,285,000	[b,c]	2,250,725
Eagle II Acquisition, Sr. Unscd. Notes		6.00	4/1/25	430,000	[b,c]	444,513
Ferrellgas Partners, Sr. Unscd. Notes		8.63	6/15/20	2,785,000	[b]	2,680,562
Mattamy Group, Sr. Unscd. Notes		6.88	12/15/23	1,255,000	[b,c]	1,308,338
MGM Resorts International, Gtd. Notes		6.00	3/15/23	485,000	[b]	523,194
Midcontinent Communications & Midcontinent Finance, Gtd. Notes		6.88	8/15/23	1,155,000	[b,c]	1,234,406
MPG Holdco I, Gtd. Notes		7.38	10/15/22	2,490,000	[b]	2,707,875
Prime Security Services Borrower, Scd. Notes		9.25	5/15/23	2,850,000	[b,c]	3,131,437
Reliance Intermediate Holdings, Sr. Scd. Notes		6.50	4/1/23	2,038,000	[b,c]	2,180,660

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Discretionary - 16.8% (continued)
SFR Group, Sr. Scd. Notes		7.38	5/1/26	3,675,000	[b,c]	3,799,031
TI Group Automotive Systems, Sr. Unscd. Notes		8.75	7/15/23	2,050,000	[b,c]	2,184,951
Townsquare Media, Gtd. Notes		6.50	4/1/23	1,285,000	[b,c]	1,288,213
United Group, Sr. Scd. Notes	EUR	7.88	11/15/20	590,000	[c]	656,936
United Rentals North America, Gtd. Notes		7.63	4/15/22	610,000	[b]	636,306
Wave Holdco, Sr. Unscd. Notes		8.25	7/15/19	1,228,528	[b,c]	1,239,278
William Lyon Homes, Gtd. Notes		5.88	1/31/25	2,270,000	[b,c]	2,298,375
					43,445,375
Consumer Staples - 3.5%
Albea Beauty Holdings, Sr. Scd. Notes		8.38	11/1/19	3,040,000	[b,c]	3,180,600
Kronos Acquistion Holdings, Sr. Unscd. Notes		9.00	8/15/23	1,305,000	[b,c]	1,331,100
New Albertsons, Sr. Unscd. Bonds		8.00	5/1/31	3,190,000		3,094,300
Post Holdings, Gtd. Notes		8.00	7/15/25	1,310,000	[b,c]	1,477,025
					9,083,025
Energy - 17.0%
Alta Mesa Holdings, Sr. Unscd. Notes		7.88	12/15/24	1,865,000	[b,c]	1,948,925
Archrock Partners, Gtd. Notes		6.00	4/1/21	240,000	[b]	239,400
Archrock Partners, Sr. Unscd. Notes		6.00	10/1/22	1,270,000	[b]	1,257,300
California Resources, Scd. Notes		8.00	12/15/22	1,295,000	[c]	1,060,281
Callon Petroleum, Sr. Unscd. Notes		6.13	10/1/24	730,000	[b,c]	762,850
Carrizo Oil & Gas, Gtd. Notes		7.50	9/15/20	2,615,000	[b]	2,719,600
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		7.00	6/30/24	2,235,000	[b,c]	2,472,469
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		5.88	3/31/25	495,000	[b,c]	517,894
Chesapeake Energy, Sr. Unscd. Notes		8.00	1/15/25	1,335,000	[c]	1,340,006
CVR Refining/Coffeyville Finance, Gtd. Notes		6.50	11/1/22	2,050,000	[b]	2,075,625
Energy Transfer Equity, Sr. Scd. Notes		7.50	10/15/20	2,500,000	[b]	2,800,000
Enviva Partners, Gtd. Notes		8.50	11/1/21	1,305,000	[b,c]	1,388,194
EP Energy, Gtd. Notes		9.38	5/1/20	595,000	[b]	563,763
Everest Acquisition Finance, Scd. Notes		8.00	2/15/25	1,050,000	[b,c]	981,750
Extraction Oil & Gas Holding, Gtd. Notes		7.88	7/15/21	2,165,000	[b,c]	2,294,900

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 17.0% (continued)
Forum Energy Technologies, Gtd. Notes		6.25	10/1/21	975,000	[b]	965,250
Genesis Energy, Gtd. Notes		6.75	8/1/22	1,900,000	[b]	1,968,400
Gulfport Energy, Sr. Unscd. Notes		6.00	10/15/24	1,095,000	[b,c]	1,067,625
Laredo Petroleum, Gtd. Notes		7.38	5/1/22	1,975,000	[b]	2,058,937
Matador Resources, Gtd. Notes		6.88	4/15/23	1,050,000	[b]	1,102,500
Matador Resources, Sr. Unscd. Notes		6.88	4/15/23	905,000	[b,c]	950,250
Murray Energy, Scd. Notes		11.25	4/15/21	720,000	[c]	559,800
Nabors Industries, Gtd. Notes		9.25	1/15/19	1,700,000	[b]	1,895,500
Noble Holding International, Gtd. Notes		7.75	1/15/24	1,495,000	[b]	1,442,675
Oasis Petroleum, Gtd. Notes		6.50	11/1/21	355,000	[b]	357,663
Oasis Petroleum, Gtd. Notes		6.88	3/15/22	1,200,000	[b]	1,233,000
PDC Energy, Gtd. Notes		6.13	9/15/24	1,160,000	[b,c]	1,194,800
Precision Drilling, Sr. Unscd. Notes		7.75	12/15/23	605,000	[b,c]	639,788
RSP Permian, Gtd. Notes		6.63	10/1/22	920,000	[b]	972,900
Sanchez Energy, Gtd. Notes		7.75	6/15/21	1,935,000	[b]	1,920,487
Targa Resources Partners, Gtd. Notes		6.38	8/1/22	755,000	[b]	782,369
Trinidad Drilling, Sr. Unscd. Notes		6.63	2/15/25	795,000	[b,c]	795,994
Unit, Gtd. Notes		6.63	5/15/21	1,235,000	[b]	1,222,650
Whiting Petroleum, Gtd. Notes		6.25	4/1/23	540,000	[b]	540,000
					44,093,545
Financials - 16.0%
Ally Financial, Gtd. Notes		7.50	9/15/20	860,000	[b]	968,038
Ally Financial, Gtd. Notes		8.00	11/1/31	3,045,000	[b]	3,654,000
Ashton Woods, Sr. Unscd. Notes		6.88	2/15/21	1,050,000	[b,c]	1,055,250
Cabot Financial, Sr. Scd. Notes	GBP	8.38	8/1/20	475,000		633,616
Cabot Financial, Sr. Scd. Notes	GBP	7.50	10/1/23	1,200,000	[c]	1,580,828
Consolidated Energy Finance, Gtd. Notes		6.75	10/15/19	1,081,000	[b,c]	1,094,513
FBM Finance, Sr. Unscd. Notes		8.25	8/15/21	2,100,000	[b,c]	2,236,500
Garfunkelux Holdco 3, Scd. Bonds	GBP	11.00	11/1/23	1,170,000	[c]	1,539,184

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 16.0% (continued)
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/22	595,000		794,079
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	3,740,000	[b,c]	3,758,700
HUB International, Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,227,875
International Lease Finance, Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,727,937
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,778,433
International Lease Finance, Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,540,186
JPMorgan Chase & Co., Jr. Sub. Notes		6.10	12/31/49	1,793,000	[d]	1,896,994
KCG Holdings, Sr. Scd. Notes		6.88	3/15/20	1,975,000	[b,c]	2,034,250
Ladder Capital Finance Holdings, Gtd. Notes		7.38	10/1/17	1,100,000	[b]	1,100,000
Navient, Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	2,855,562
Provident Funding Associates, Gtd. Notes		6.75	6/15/21	1,105,000	[b,c]	1,132,625
Solera Finance, Sr. Unscd. Notes		10.50	3/1/24	2,225,000	[b,c]	2,552,475
USI, Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,397,684
York Risk Services Holding, Gtd. Notes		8.50	10/1/22	1,930,000	[b,c]	1,814,200
					41,372,929
Health Care - 14.2%
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	530,000	[c]	612,120
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	1,165,000		1,345,508
Capsugel, Sr. Unscd. Notes		7.00	5/15/19	1,353,000	[b,c]	1,349,956
CHS/Community Health System, Sr. Scd. Notes		6.25	3/31/23	740,000	[b]	757,575
CHS/Community Health Systems, Gtd. Notes		8.00	11/15/19	1,900,000	[b]	1,869,125
CHS/Community Health Systems, Gtd. Notes		6.88	2/1/22	235,000	[b]	202,100
HCA, Gtd. Notes		7.50	2/15/22	5,470,000	[b]	6,269,987
IASIS Healthcare, Gtd. Notes		8.38	5/15/19	2,445,000	[b]	2,353,312
Jaguar Holding Co II, Gtd. Notes		6.38	8/1/23	1,225,000	[b,c]	1,283,188
Kindred Healthcare, Gtd. Notes		8.75	1/15/23	3,515,000	[b]	3,536,969
MPH Acquisition Holdings, Sr. Unscd. Notes		7.13	6/1/24	2,645,000	[b,c]	2,850,318
Prestige Brands, Gtd. Notes		6.38	3/1/24	890,000	[b,c]	938,950
Synlab Unsecured Bondco, Gtd. Bonds	EUR	8.25	7/1/23	2,125,000		2,504,806

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 14.2% (continued)
Tenet Healthcare, Sr. Unscd. Notes	8.00	8/1/20	750,000	[b]	759,375
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/22	5,355,000	[b]	5,609,362
Valeant Pharmaceuticals International, Gtd. Notes	7.50	7/15/21	2,840,000	[b,c]	2,499,200
Valeant Pharmaceuticals International, Gtd. Notes	5.88	5/15/23	710,000	[b,c]	554,688
Valeant Pharmaceuticals International, Gtd. Notes	6.13	4/15/25	720,000	[b,c]	557,100
Valeant Pharmaceuticals International, Sr. Scd. Notes	6.50	3/15/22	395,000	[b,c]	407,344
Valeant Pharmaceuticals International, Sr. Scd. Notes	7.00	3/15/24	490,000	[b,c]	504,088
				36,765,071
Industrials - 9.6%
Ahern Rentals, Scd. Notes	7.38	5/15/23	1,385,000	[b,c]	1,198,025
Blueline Rental, Scd. Notes	9.25	3/15/24	980,000	[b,c]	1,005,725
Bombardier, Sr. Unscd. Notes	7.75	3/15/20	425,000	[b,c]	455,813
Bombardier, Sr. Unscd. Notes	7.50	3/15/25	1,745,000	[b,c]	1,797,350
Cemex, Sr. Scd. Notes	7.75	4/16/26	1,310,000	[c]	1,477,300
Cemex Finance, Sr. Scd. Notes	9.38	10/12/22	1,736,000	[b,c]	1,880,088
DPx Holdings, Sr. Unscd. Notes	7.50	2/1/22	1,990,000	[b,c]	2,101,937
Engility, Gtd. Notes	8.88	9/1/24	730,000	[b,c]	775,625
Gardner Denver, Sr. Unscd. Notes	6.88	8/15/21	1,095,000	[b,c]	1,136,063
Gates Global, Gtd. Notes	6.00	7/15/22	2,175,000	[b,c]	2,223,937
GFL Environmental, Sr. Unscd. Notes	9.88	2/1/21	2,030,000	[b,c]	2,207,625
Grinding Media, Sr. Scd. Notes	7.38	12/15/23	1,640,000	[b,c]	1,726,100
H&E Equipment Services, Gtd. Notes	7.00	9/1/22	750,000	[b]	790,313
RSI Home Products, Scd. Notes	6.50	3/15/23	1,270,000	[b,c]	1,314,450
XPO Logistics, Gtd. Notes	6.50	6/15/22	1,815,000	[b,c]	1,912,556
XPO Logistics, Gtd. Notes	6.13	9/1/23	495,000	[b,c]	516,656
Zachry Holdings, Sr. Unscd. Notes	7.50	2/1/20	2,300,000	[b,c]	2,380,500
				24,900,063
Information Technology - 8.5%
BMC Software Finance, Sr. Unscd. Notes	8.13	7/15/21	1,020,000	[b,c]	1,032,750
Diamond 1 Finance, Gtd. Notes	7.13	6/15/24	855,000	[b,c]	945,639

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Information Technology - 8.5% (continued)
First Data, Gtd. Notes	7.00	12/1/23	4,450,000	[b,c]	4,783,750
Genesys Telecommunications Laboratories, Gtd. Notes	10.00	11/30/24	1,740,000	[b,c]	1,896,600
Infor Software Parent, Gtd. Notes	7.13	5/1/21	2,410,000	[b,c]	2,476,275
Infor US, Gtd. Notes	6.50	5/15/22	1,335,000	[b]	1,378,521
Rackspace Hosting, Sr. Unscd. Notes	8.63	11/15/24	1,960,000	[b,c]	2,070,152
Riverbed Technology, Gtd. Notes	8.88	3/1/23	2,790,000	[b,c]	2,866,725
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/24	1,795,000	[b,c]	1,875,775
Sophia Finance, Sr. Unscd. Notes	9.00	9/30/23	2,435,000	[b,c]	2,568,925
				21,895,112
Materials - 26.6%
AK Steel, Gtd. Notes	7.63	10/1/21	540,000	[b]	561,600
AK Steel, Gtd. Notes	7.00	3/15/27	1,850,000	[b]	1,852,312
Alcoa Nederland Holding, Gtd. Notes	6.75	9/30/24	245,000	[b,c]	263,988
Alcoa Nederland Holding, Gtd. Notes	7.00	9/30/26	185,000	[b,c]	202,113
ArcelorMittal, Sr. Unscd. Bonds	10.60	6/1/19	4,473,000	[b,d]	5,278,587
ArcelorMittal, Sr. Unscd. Bonds	7.75	10/15/39	245,000	[b,d]	279,300
ARD Finance, Sr. Scd. Notes	7.13	9/15/23	2,000,000	[b,c]	2,065,000
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/24	3,490,000	[b,c]	3,747,387
BWAY Holding, Sr. Unscd. Notes	9.13	8/15/21	5,750,000	[b,c]	6,295,962
BWAY Holding, Sr. Unscd. Notes	7.25	4/15/25	3,260,000	[c]	3,268,150
Chemours Co/The, Gtd. Notes	7.00	5/15/25	1,385,000	[b]	1,497,877
Constellium, Sr. Unscd. Notes	6.63	3/1/25	1,930,000	[b,c]	1,867,275
CVR Partners, Scd. Notes	9.25	6/15/23	2,320,000	[b,c]	2,389,600
First Quantum Minerals, Gtd. Notes	7.25	4/1/23	1,500,000	[b,c]	1,520,625
FMG Resources August 2006, Sr. Scd. Notes	9.75	3/1/22	1,625,000	[b,c]	1,870,781
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	1,145,000	[b]	970,388
Hexion, Sr. Scd. Notes	10.00	4/15/20	1,125,000	[b]	1,125,000
Hexion, Sr. Scd. Notes	10.38	2/1/22	700,000	[b,c]	700,000
Hillman Group, Gtd. Notes	6.38	7/15/22	1,265,000	[b,c]	1,213,012

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Materials - 26.6% (continued)
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	570,000	[c]	647,633
Horizon Parent Holdings 144A, Gtd. Notes	EUR	8.25	2/15/22	1,735,000	[c]	1,927,947
Hudbay Minerals, Gtd. Notes		7.25	1/15/23	735,000	[b,c]	782,775
Hudbay Minerals, Gtd. Notes		7.63	1/15/25	2,190,000	[b,c]	2,387,100
Kraton Polymers, Gtd. Notes		10.50	4/15/23	985,000	[b,c]	1,135,213
Kraton Polymers, Gtd. Notes		7.00	4/15/25	1,480,000	[b,c]	1,505,900
Lennar, Gtd. Notes, Ser. B		12.25	6/1/17	1,045,000	[b]	1,065,900
Mercer International, Gtd. Notes		7.75	12/1/22	2,620,000	[b]	2,817,286
Mercer International, Sr. Unscd. Notes		6.50	2/1/24	255,000	[b,c]	256,275
Novelis, Gtd. Notes		6.25	8/15/24	840,000	[b,c]	877,800
Novelis, Gtd. Notes		5.88	9/30/26	665,000	[b,c]	679,963
Peabody Securities Finance, Sr. Scd. Notes		6.00	3/31/22	380,000	[c]	379,525
Peabody Securities Finance, Sr. Scd. Notes		6.38	3/31/25	635,000	[c]	631,031
Platform Specialty Products, Sr. Unscd. Notes		10.38	5/1/21	2,020,000	[b,c]	2,252,300
Ply Gem Industries, Gtd. Notes		6.50	2/1/22	435,000	[b]	453,183
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/24	2,620,000	[b,c]	2,809,950
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	2,520,000	[b,c]	2,597,162
Summit Materials, Gtd. Notes		8.50	4/15/22	2,030,000	[b]	2,250,762
Teck Resources, Gtd. Notes		6.25	7/15/41	880,000	[b]	919,776
Trinseo Materials Operating, Sr. Unscd. Notes		6.75	5/1/22	2,236,000	[b,c]	2,361,775
Tronox Finance, Gtd. Notes		6.38	8/15/20	810,000	[b]	817,088
Tronox Finance, Gtd. Notes		7.50	3/15/22	975,000	[b,c]	1,009,125
Univar USA, Gtd. Notes		6.75	7/15/23	1,200,000	[b,c]	1,251,000
					68,785,426
Real Estate - 1.2%
Communications Sales & Leasing, Gtd. Notes		8.25	10/15/23	1,985,000	[b]	2,104,100
CyrusOne Finance, Gtd. Notes		5.00	3/15/24	910,000	[b,c]	937,300
					3,041,400
Telecommunications - 20.9%
Altice, Gtd. Notes		7.75	5/15/22	2,330,000	[b,c]	2,478,537

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 20.9% (continued)
Altice, Gtd. Notes	7.63	2/15/25	2,340,000	[b,c]	2,481,862
Altice Financing, Sr. Scd. Bonds	7.50	5/15/26	790,000	[b,c]	841,350
Altice Finco, Gtd. Notes	7.63	2/15/25	210,000	[b,c]	216,563
Altice Finco, Scd. Notes	9.88	12/15/20	2,000,000	[b,c]	2,111,000
Altice Finco, Scd. Notes	8.13	1/15/24	1,900,000	[b,c]	2,042,500
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	2,915,000	[b]	3,049,819
Cincinnati Bell, Gtd. Notes	7.00	7/15/24	985,000	[b,c]	1,035,481
CSC Holdings, Sr. Unscd. Notes	10.13	1/15/23	4,075,000	[b,c]	4,737,187
Digicel, Gtd. Notes	6.75	3/1/23	615,000	[c]	551,963
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	3,175,000	[c]	2,741,200
Digicel Group, Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[c]	1,115,063
DISH DBS, Gtd. Notes	7.75	7/1/26	4,320,000	[b]	5,032,800
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/25	3,190,000	[b]	3,108,256
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/21	3,010,000	[b]	3,329,812
Intelsat Jackson Holding, Gtd. Notes	7.50	4/1/21	940,000		851,875
Intelsat Jackson Holdings, Gtd. Notes	7.25	4/1/19	415,000		397,881
Radiate Holdco, Sr. Unscd. Notes	6.63	2/15/25	960,000	[c]	949,800
Sable International Finance, Gtd. Notes	6.88	8/1/22	2,385,000	[b,c]	2,534,062
Sprint, Gtd. Notes	7.63	2/15/25	375,000	[b]	410,625
Sprint Capital, Gtd. Notes	8.75	3/15/32	800,000	[b]	964,000
Sprint Communications, Gtd. Notes	9.00	11/15/18	1,175,000	[b,c]	1,282,219
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	5,325,000	[b]	6,709,500
T-Mobile USA, Gtd. Bonds	6.63	4/28/21	1,000,000	[b]	1,036,000
T-Mobile USA, Gtd. Bonds	6.73	4/28/22	1,000,000	[b]	1,038,800
T-Mobile USA, Gtd. Bonds	6.84	4/28/23	2,840,000	[b]	3,045,900
				54,094,055
Utilities - 1.9%
NRG Energy, Gtd. Notes	7.88	5/15/21	767,000	[b]	791,928
NRG Energy, Gtd. Notes	6.63	1/15/27	950,000	[b,c]	952,375

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 142.5% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Utilities - 1.9% (continued)
The Williams Companies, Sr. Unscd. Notes		7.88	9/1/21	1,335,000	[b] 1,548,600
Viridian Group Fundco II, Sr. Scd. Notes	EUR	7.50	3/1/20	1,390,000	1,563,880
					4,856,783
Total Bonds and Notes (cost $354,992,373)				368,751,154
Other Investment - 1.8%				Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,656,744)				4,656,744	[e] 4,656,744
Total Investments (cost $359,649,117)				144.3%	373,407,898
Liabilities, Less Cash and Receivables				(44.3%)	(114,689,176)
Net Assets				100.0%	258,718,722

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Security, or portion thereof, on collateral for Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $212,287,190 or 82.05% of net assets.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	142.5
Money Market Investment	1.8
144.3

† Based on net assets.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2017

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Barclays Bank
British Pound,
Expiring
4/28/2017	3,320,000	4,148,666	4,162,345	(13,679)
Commonwealth Bank of Australia
Euro,
Expiring
4/28/2017	4,075,000	4,408,132	4,352,679	55,453
Goldman Sachs International
British Pound,
Expiring
4/28/2017	2,905,000	3,628,635	3,642,051	(13,416)
Euro,
Expiring
4/28/2017	2,475,000	2,677,728	2,643,651	34,077
Morgan Stanley Capital Services
Euro,
Expiring
4/28/2017	2,490,000	2,694,225	2,659,673	34,552
Gross Unrealized Appreciation				124,082
Gross Unrealized Depreciation				(27,095)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	354,992,373	368,751,154
Affiliated issuers	4,656,744	4,656,744
Cash denominated in foreign currency	1,459,330	1,455,655
Dividends and interest receivable		7,232,345
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		124,082
Prepaid expenses		287,344
		382,507,324
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		264,704
Loan payable—Note 2		116,000,000
Payable for investment securities purchased		5,230,965
Dividends payable		1,926,754
Interest and loan fees payable—Note 2		172,287
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		27,095
Accrued expenses		166,797
		123,788,602
Net Assets ($)		258,718,722
Composition of Net Assets ($):
Paid-in capital		310,946,626
Accumulated distributions in excess of investment income—net		(1,051,214)
Accumulated net realized gain (loss) on investments		(65,030,935)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		13,854,245
Net Assets ($)		258,718,722
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,707,688
Net Asset Value Per Share ($)		3.56

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2017

Investment Income ($):
Income:
Interest	25,948,411
Dividends:
Unaffiliated issuers	128,798
Affiliated issuers	12,739
Total Income	26,089,948
Expenses:
Management fee—Note 3(a)	2,741,235
Interest expense—Note 2	2,088,618
Professional fees	155,744
Registration fees	70,759
Trustees’ fees and expenses—Note 3(c)	60,296
Shareholders’ reports	50,845
Custodian fees—Note 3(b)	39,399
Shareholder servicing costs	19,719
Miscellaneous	74,011
Total Expenses	5,300,626
Investment Income—Net	20,789,322
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,061,232)
Net realized gain (loss) on forward foreign currency exchange contracts	1,521,830
Net Realized Gain (Loss)	(539,402)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	24,325,665
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	452,405
Net Unrealized Appreciation (Depreciation)	24,778,070
Net Realized and Unrealized Gain (Loss) on Investments	24,238,668
Net Increase in Net Assets Resulting from Operations	45,027,990

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2017

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(200,693,231)
Net proceeds from sales of short-term securities	(870,964)
Proceeds from sales of portfolio securities	193,493,811
Interest received	27,788,587
Dividends received	139,329
Interest and loan fees paid	(2,042,495)
Operating expenses paid	(479,483)
Paid to The Dreyfus Corporation	(2,717,830)
Realized gain from forward foreign currency exchange contracts transactions	1,521,830
Net Cash Provided by Operating Activities		16,139,554
Cash Flows from Financing Activities ($):
Dividends paid	(23,433,187)
Increase in loan outstanding	6,000,000
Net Cash Used in Financing Activities		(17,433,187)
Net decrease in cash		(1,293,633)
Cash at beginning of period		2,749,288
Cash and cash denominated in foreign currency at end of period		1,455,655
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		45,027,990
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(200,693,231)
Proceeds from sales of portfolio securities		193,493,811
Net proceeds from sales of short-term securities		(870,964)
Decrease in interest receivable		251,460
Increase in dividends receivable		(2,208)
Increase in interest and loan fees payable		46,123
Increase in accrued operating expenses		2,659
Increase in Due to The Dreyfus Corporation and affiliates		23,405
Increase in prepaid expenses		(11,369)
Net realized gain (loss) on investments and foreign currency transactions		539,402
Net unrealized appreciation on investments and foreign currency transactions		(24,778,070)
Net amortization on investments		1,588,716
Realized gain from forward foreign currency exchange contracts transactions		1,521,830
Net Cash Provided By Operating Activities		16,139,554

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2017	2016
Operations ($):
Investment income—net	20,789,322	22,020,044
Net realized gain (loss) on investments	(539,402)	(22,886,312)
Net unrealized appreciation (depreciation) on investments	24,778,070	(16,218,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,027,990	(17,084,411)
Distributions to Shareholders from ($):
Investment income—net	(23,477,376)	(25,279,502)
Beneficial Interest Transactions ($):
Distributions reinvested	224,060	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	224,060	-
Total Increase (Decrease) in Net Assets	21,774,674	(42,363,913)
Net Assets ($):
Beginning of Period	236,944,048	279,307,961
End of Period	258,718,722	236,944,048
Undistributed (distributions in excess of) investment income—net	(1,051,214)	74,107
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	65,443	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	3.26	3.84	4.11	4.10	3.90
Investment Operations:
Investment income—net[a]	.29	.30	.32	.36	.38
Net realized and unrealized gain (loss) on investments	.33	(.53)	(.23)	.05	.26
Total from Investment Operations	.62	(.23)	.09	.41	.64
Distributions:
Dividends from investment income—net	(.32)	(.35)	(.36)	(.40)	(.44)
Net asset value, end of period	3.56	3.26	3.84	4.11	4.10
Market value, end of period	3.39	3.13	3.65	4.19	4.40
Total Return (%)[b]	19.23	(4.44)	(4.51)	4.95	5.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12	1.91	1.81	1.92	2.03[c]
Ratio of net expenses to average net assets	2.12	1.91	1.74	1.71	1.82[d]
Ratio of interest expense to average net assets	.83	.64	.52	.51	.57
Ratio of net investment income to average net assets	8.30	8.63	8.04	8.80	9.56
Portfolio Turnover Rate	53.96	54.23	48.20	48.39	42.42
Net Assets, end of period ($ x 1,000)	258,719	236,944	279,308	297,911	297,210
Average borrowings outstanding ($ x 1,000)	114,882	116,593	120,000	120,000	120,000
Weighted average number of fund shares outstanding ($ x 1,000)	72,708	72,642	72,621	72,518	72,410
Average amount of debt per share ($)	1.58	1.61	1.65	1.65	1.66

a Based on average shares outstanding.
b Calculated based on market value.
c The presentation of total expense ratios has been changed to include interest expense. Total expenses excluding interest expense for the period ended March 31, 2013 were previously presented as 1.46%.
d The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the period ended March 31, 2013 were previously presented as 1.25%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and

NOTES TO FINANCIAL STATEMENTS (continued)

duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	368,751,154	–	368,751,154
Registered Investment Company	4,656,744	–	–	4,656,744
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	124,082	–	124,082
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(27,095)	–	(27,095)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2017 were as follows:

Affiliated Investment Company	Value 3/31/2016 ($)	Purchases ($)	Sales ($)	Value 3/31/2017($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	3,785,781	118,049,691	117,178,728	4,656,744	1.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

Effective March 1, 2017, the fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2017, the Board declared a cash dividend of $0.0265 per share from undistributed investment income-net, payable on April 28, 2017 to Shareholders of record as of the close of business on April 13, 2017. The ex-dividend date was April 11, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2017, the components of accumulated earnings on a tax basis were as follows: ordinary income $848,445, accumulated capital losses $60,340,346 and unrealized appreciation $9,190,751.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2017. If not applied, $33,464,139 of the carryover expires in fiscal year 2018. The fund has $5,308,104 of post-enactment short-term capital losses and $21,568,103 of post enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2017 and March 31, 2016 were as follows: ordinary income $23,477,376 and $25,279,502, respectively.

During the period ended March 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premium, consent fees, capital loss carryover expiration and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $1,562,733, increased accumulated net realized gain (loss) on investments by $23,144,557 and decreased paid-in capital by $24,707,290. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 22, 2017, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $329,976,379 as of March 31, 2017. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2017, total expenses pursuant to the Agreement amounted to $2,088,618.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2017 was $114,882,192, with a related weighted average annualized interest rate of 1.82% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with Dreyfus, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2017, the fund was charged $39,399 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended March 31, 2017, the fund was charged $6,843 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $238,156, custodian fees $23,082 and Chief Compliance Officer fees $3,466.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2017, amounted to $202,492,510 and $192,647,110, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

NOTES TO FINANCIAL STATEMENTS (continued)

or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	124,082	(27,095)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	124,082	(27,095)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	124,082	(27,095)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Commonwealth Bank of Australia	55,453		-	-	55,453
Goldman Sachs International	34,077		(13,416)	-	20,661
Morgan Stanley Capital Services	34,552		-	-	34,552
Total	124,082		(13,416)	-	110,666

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(13,679)		-	-	(13,679)
Goldman Sachs International	(13,416)		13,416	-	-
Total	(27,095)		13,416	-	(13,679)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2017:

Average Market Value ($)
Forward contracts	16,878,126

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2017, the cost of investments for federal income tax purposes was $364,215,624; accordingly, accumulated net unrealized appreciation on investments was $9,192,274, consisting of $16,890,806 gross unrealized appreciation and $7,698,532 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 24, 2017

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

ADDITIONAL INFORMATION (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Supplemental Information

During the period ended March 31, 2017, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio. Effective March 1, 2017, the fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans as stated within Note 1(e).

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 75.91% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians in all periods, except the one- and ten-year periods when the fund’s total return performance was below the Performance Group median and the one-year period when the fund’s total return performance was below the Performance Universe median. The fund’s total return performance, on a market price basis, was variously above, at and below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance, on a net asset value and market price basis, was at or above the Performance Group median for five and six, respectively, of the one-year periods ended December 31st and was above the Performance Universe medians for seven of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board was reminded that the fund’s management fee was .75% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”). The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians (based on both common assets and Managed Assets). The Board also noted that the fund’s total expense ratio, which was provided by Broadridge and included investment-related expenses such as costs associated with the fund’s leverage, was above the Expense Group and Expense Universe medians (based on both common assets and Managed Assets).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2011)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1998)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1998)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Josephine Shin
Officers	Stephen Sylvester
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer	Custodian
Bennett A. MacDougall	The Bank of New York Mellon
Vice President and Secretary	Counsel
Janette E. Farragher	K&L Gates LLP
Vice Presidents and Assistant Secretaries	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Joseph M. Chioffi	Computershare Inc.
Maureen E. Kane	Stock Exchange Listing
Sarah S. Kelleher	NYSE Symbol: DHF
Jeff Prusnofsky	Initial SEC Effective Date
Natalya Zelensky	4/23/98
Treasurer
James Windels
Assistant Treasurer
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0430AR0317

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,100 in 2016 and $102,600 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,130 in 2016 and $5,280 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,500 in 2016 and $2,600 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $11,560,000 in 2016 and $21,315,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the fund's portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of May 29, 2017, the date of the filing of this report:

Chris Barris and Kevin Cronk, CFA are the fund's primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Mr. Barris has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, in 2005, where he is director of global high yield and a senior portfolio manager. Mr. Cronk has been a portfolio manager of the fund and employed by Dreyfus since July 2012. Mr. Cronk is head of U.S. credit research and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish in 2011, where he is a senior credit analyst and portfolio manager. Prior to joining Standish, he worked as a high yield analyst and portfolio manager at Columbia Management, which he joined in 1999. Messrs. Barris and Cronk manage the fund as employees of Dreyfus.

 (a)(2) The following information is as of March 31, 2017:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust's Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant's primary portfolio managers. Josephine Shin and Stephen Sylvester are also portfolio managers of the Registrant. Messrs. Barris, Cronk and Sylvester and Ms. Shin are dual employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2017:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	3	$2.38 billion	8	$1.15 billion	5	$351 million
Kevin Cronk	2	$1.57 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2017:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	8,000 Shares
Kevin Cronk	Dreyfus High Yield Strategies Fund	0 Shares

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the management of Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 23, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)